      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 22, 2000


                                                      REGISTRATION NO. 333-


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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 1

                                       TO
                                    FORM F-2
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------
                          CONSOLIDATED WATER CO. LTD.
               (Exact name of Registrant as specified in charter)

    CAYMAN ISLANDS, B.W.I.                     NONE
 (State or other jurisdiction     (I.R.S. Employer Identification
              of                               No.)
incorporation or registration)

                         TRAFALGAR PLACE, WEST BAY ROAD
                                P.O. BOX 1114GT
                      GRAND CAYMAN, CAYMAN ISLANDS, B.W.I.
                                 (345) 945-4277
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

            JEFFREY M. PARKER, CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                          CONSOLIDATED WATER CO. LTD.
                        TRAFALGAR PLACE, WEST BAY ROAD,
                                P.O. BOX 1114GT
                      GRAND CAYMAN, CAYMAN ISLANDS, B.W.I.
                                 (345) 945-4277
      (Name, address, including zip code, and telephone number, including area code, of agent for service)

                            ------------------------

                                   Copies to:

           LESLIE J. CROLAND, P.A.                        JUSTIN P. KLEIN, ESQ.
          STEEL HECTOR & DAVIS LLP               BALLARD SPAHR ANDREWS & INGERSOLL, LLP
  200 SOUTH BISCAYNE BOULEVARD, 40TH FLOOR           1735 MARKET STREET, 51ST FLOOR
            MIAMI, FL 33131-2398                         PHILADELPHIA, PA 19103
               (305) 577-7000                                (215) 864-8606

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as reasonably practicable after the effective date of this Registration Statement.

    If the only securities being registered on this Form are to be offered pursuant to dividend or interest reinvestment plans, check the following box [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering [ ]


    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering [X] 333-35356


    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box [ ]


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


     This Post-Effective Amendment No. 1 is being filed to include certain exhibits that were not filed with Consolidated Water Co. Ltd.'s Registration Statement which was declared effective by the Securities and Exchange Commission on May 18, 2000.

ITEM 16.  EXHIBITS.



EXHIBIT
NUMBER                                DESCRIPTION
-------                               -----------
  *1.         Form of Underwriting Agreement among Consolidated Water Co.
              Ltd. and the underwriters.
   3.1        Amended and Restated Memorandum of Association of
              Consolidated Water Co. Ltd., dated December 4, 1998
              (incorporated by reference to the exhibit filed as part of our Form 20-F for the fiscal year ended December 31, 1998,
              Commission File No. 0-25248).
   3.2        Amended and Restated Articles of Association of Consolidated
              Water Co. Ltd., dated December 4, 1998 (incorporated by
              reference to the exhibit filed as part of our Form 20-F for the fiscal year ended December 31, 1998, Commission File No.
              0-25248).
  *5.1        Opinion and Consent of Myers & Alberga.
  10.1        License Agreement, dated July 11, 1990, between Cayman Water
              Company Limited and the Government of the Cayman Islands
              (incorporated herein by reference to the exhibit filed as a part of our Form 20-F dated December 7, 1994, Commission
              File No. 0-25248).
  10.2        First Amendment to License Agreement, dated September 18,
              1990, between Cayman Water Company Limited and the
              Government of the Cayman Islands. (incorporated herein by
              reference to the exhibit filed as a part of our Form 20-F
              dated December 7, 1994, Commission File
              No. 0-25248).
  10.3        Second Amendment to License Agreement, dated February 14,
              1991, between Cayman Water Company Limited and the
              Government of the Cayman Islands. (incorporated herein by
              reference to the exhibit filed as a part of our Form 20-F
              dated December 7, 1994, Commission File
              No. 0-25248).
  10.4        License Agreement, dated October 26, 1992, between Cayman
              Island Government-Portfolio of Communications, Works and
              Agriculture and Cayman Water Company Limited for the supply of non-potable water to SafeHaven Ltd. (incorporated herein by reference to the exhibit filed as a part of our Form 20-F dated December 7, 1994, Commission File No. 0-25248).
  10.5        Amendment to License Agreement, dated November 12, 1992,
              between Cayman Island Government -- Portfolio of
              Communications, Works and Agriculture and Cayman Water
              Company Limited for the supply of non-potable water to
              SafeHaven Ltd. (incorporated herein by reference to the
              exhibit filed as a part of our Form 20-F dated December 7,
              1994, Commission File
              No. 0-25248).
  10.6        Service Agreement, dated October 27, 1992, between Cayman
              Water Company Limited and SafeHaven Ltd. (incorporated
              herein by reference to the exhibit filed as a part of our
              Form 20-F dated December 7, 1994, Commission File No.
              0-25248).
  10.7        Amendment to Service Agreement, dated November 25, 1992,
              between Cayman Water Company Limited and SafeHaven Ltd.
              (incorporated herein by reference to the exhibit filed as a part of our Form 20-F dated December 7, 1994, Commission
              File No. 0-25248).
  10.8        Amendment to Service Agreement, dated September 4, 1995,
              between Cayman Water Company Limited and SafeHaven Ltd.
              (incorporated herein by reference to the exhibit filed as a part of our Registration Statement on Form F-1 dated March
              26, 1996, Commission File No. 333-00038).
  10.9        Water Purchase Agreement #2, dated October 14, 1994, between
              Cayman Water Company Limited and Ocean Conversion (Cayman)
              Limited. (incorporated herein by reference to the exhibit
              filed as a part of our Form 20-F dated December 7, 1994,
              Commission File No. 0-25248).
  10.10       Water Purchase Agreement #3, dated October 21, 1994, between
              Cayman Water Company Limited and Ocean Conversion (Cayman)
              Limited. (incorporated herein by reference to the exhibit
              filed as a part of our Form 20-F dated December 7, 1994,
              Commission File No. 0-25248).
 *10.11       Employment Contract, dated August 19, 1997, between Cayman
              Water Company Limited and Peter D. Ribbins.

EXHIBIT
NUMBER                                DESCRIPTION
-------                               -----------
 *10.12       Amendment and Rectification of Engagement Agreement, dated
              October 26, 1999, between Consolidated Water Co. Ltd. and
              Peter D. Ribbins.
 *10.13       Second Amendment of Engagement Agreement, dated March 21,
              2000, between Consolidated Water Co. Ltd. and Peter D.
              Ribbins.
 *10.14       Engagement Agreement, dated December 30, 1998 between
              Consolidated Water Co. Ltd. and Jeffrey Parker.
 *10.15       Amendment of Engagement Agreement, dated October 26, 1999, between Consolidated Water Co. Ltd. and Jeffrey Parker.
 *10.16       Second Amendment of Engagement Agreement, dated March 21,
              2000, between Consolidated Water Co. Ltd. and Jeffrey
              Parker.
 *10.17       Employment Contract, dated August 19, 1998, between Cayman
              Water Company Limited and Gregory Scott McTaggart.
 *10.18       First Amendment to Employment Contract, dated April 17,
              2000, between Consolidated Water Co. Ltd. and Gregory Scott
              McTaggart.
 *10.19       Employment Contract, dated August 31, 1997, between Cayman
              Water Company Limited and Alexander S. Bodden.
 *10.20       First Amendment to Employment Contract, dated April 17,
              2000, between Consolidated Water Co. Ltd. and Alexander S.
              Bodden.
 *10.21       Letter Agreement, dated August 2, 1999, between Consolidated
              Water Co. Ltd. and J. Bruce Bugg.
  10.22       Specimen Service Agreement, between Cayman Water Company
              Limited and consumers (incorporated herein by reference to the exhibit filed as part of our Registration Statement on
              Form F-1 dated March 26, 1996).
  10.23       Specimen Share Incentive Scheme Participation Agreement
              between Cayman Water Company Limited and employees.
              (incorporated herein by reference to the exhibit filed as a part of our Form 20-F, dated December 7, 1994, Commission
              File No. 0-25248).
 *10.24       Summary Share Grant Plan for Directors.
  10.25       Agreement, dated March 31, 1998, among Argyle/Cay-Water
              Limited, J. Bruce Bugg and Cayman Water Company Limited
              (incorporated herein by reference to the exhibit filed as
              part of our Form 20-F for the fiscal year ended December 31,
              1997, Commission File No. 0-25248).
  10.26       Option Deed, dated August 6, 1997, between Cayman Water
              Company Limited and American Stock Transfer & Trust Company
              (incorporated herein by reference to the exhibit filed on
              our Form 6-K, dated August 7, 1997, Commission File No.
              0-25248).
 *10.27       Stock Option Agreement, dated December 15, 1998, between
              Consolidated Water Co. Ltd. and
              R. Jerry Falkner.
  10.28       Agreement, dated April 20, 1999, among Consolidated Water
              Co. Ltd., Ellesmere Britannia Ltd., Cayman Hotel & Golf,
              Inc. and Hyatt Britannia Corporation (incorporated herein by reference to the exhibit filed on our Form 20-F, for the
              fiscal year ended December 31, 1998, Commission File No.
              0-25248).
  10.29       Settlement Agreement, dated April 20, 1999, among
              Consolidated Water Co. Ltd., Ellesmere Britannia Ltd.,
              Cayman Hotel & Golf, Inc. and Hyatt Britannia Corporation
              (incorporated herein by reference to the exhibit filed on
              our Form 20-F, for the fiscal year ended December 31, 1998,
              Commission File No. 0-25248).
 *10.30       Consulting Agreement, dated November 17, 1998, between
              Cayman Water Company Limited and R.J. Falkner & Company,
              Inc.
 *10.31       Agreement, dated November 12, 1997, between Commonwealth
              Water Limited, Cayman Water Company Limited and RAV Bahamas
              Limited.

EXHIBIT
NUMBER                                DESCRIPTION
-------                               -----------
 *10.32       Agreement, dated July 24, 1995, between Cayman Water Company
              Limited and Galleon Beach Resort Limited.
 *10.33       Agreement, dated February 9, 1994, between Cayman Water
              Company Limited and Widar Ltd.
 *10.34       Credit Facility Agreement, dated December 30, 1998, between
              Consolidated Water Co. Ltd. and Royal Bank of Canada.
  10.35       Finance Contract, dated October 3, 1991, between European
              Investment Bank and Cayman Water Company Limited
              (incorporated herein by reference to the exhibit filed as
              part of our Form 20-F, dated December 7, 1994, Commission
              File No. 0-25248).
  10.36       Warrant issued to Joseph Roberts & Co., Inc. (incorporated herein by reference to the exhibit filed as part of our
              Registration Statement on Form F-1 dated March 26, 1996,
              Commission File No. 333-00038).
  10.37       Credit Facility Agreement, dated March 22, 2000, between
              Consolidated Water Co. Ltd. and Royal Bank of Canada.
  10.38       Debenture, dated June 1, 1979, among Cayman Water Company
              Limited, The Royal Bank of Canada, Philip Lustig and Cayman
              Public Utilities, Ltd.
  10.39       Deed, dated April 30, 1981, between Cayman Water Company
              Limited and The Royal Bank of Canada.
  10.40       Second Deed, dated March 10, 1983, between Cayman Water
              Company Limited and The Royal Bank of Canada.
  10.41       Third Deed, dated December 6, 1984, between Cayman Water
              Company Limited and The Royal Bank of Canada.
  10.42       Fourth Deed, dated August 31, 1989, between Cayman Water
              Company Limited and The Royal Bank of Canada.
  10.43       Fifth Deed, dated June 16, 1992, between Cayman Water
              Company Limited and The Royal Bank of Canada.
  10.44       Variation of Debenture, dated October 11, 1999, between
              Consolidated Water Co. Ltd. and The Royal Bank of Canada.
  10.45       Collateral Charge, dated June 1, 1979, between Cayman Water
              Company Limited and The Royal Bank of Canada.
  10.46       Deed, dated June 1, 1979, between Cayman Water Company
              Limited, The Royal Bank of Canada and Philip Lustig.
  10.47       Variation of Charge, dated April 30, 1981, between Cayman
              Water Company Limited and The Royal Bank of Canada.
  10.48       Collateral Charge to a Variation of Debenture, dated October
              11, 1999, between Consolidated Water Co. Ltd. and Royal Bank of Canada.
  10.49       Second Debenture of Cayman Water Company Limited, dated July
              16, 1992, together with Second Collateral Charge dated July
              23, 1992 (incorporated by reference to the exhibit filed as part of our Form 20-F, dated December 7, 1994, Commission
              file No. 0-25248).
 *23          Consent of PricewaterhouseCoopers.
 *24          Power of Attorney.



---------------



 * Previously filed with the registration statement.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-2 and has duly caused this post-effective amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Grand Cayman, Cayman Islands, on the 22nd day of May, 2000.



                                          CONSOLIDATED WATER CO. LTD.



                                          By:      /s/ JEFFREY M. PARKER


                                            ------------------------------------


                                            Jeffrey M. Parker, Chairman and


                                            Chief Executive Officer



     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 1 to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                     TITLE                     DATE
                      ---------                                     -----                     ----

                /s/ JEFFREY M. PARKER                  Chairman of the Board of           May 22, 2000
----------------------------------------------------   Directors and Chief Executive
                  Jeffrey M. Parker                    Officer

                /s/ PETER D. RIBBINS                   President, Chief Operating         May 22, 2000
-----------------------------------------------------  Officer and Director
                  Peter D. Ribbins

               /s/ ALEXANDER S. BODDEN                 Vice President-Finance and         May 22, 2000
----------------------------------------------------   Secretary
                 Alexander S. Bodden

               * /s/ GREGORY MCTAGGART                 Vice President-Operations          May 22, 2000
----------------------------------------------------
                  Gregory McTaggart

                                                       Vice-Chairman of the Board of
-----------------------------------------------------  Directors
                 J. Bruce Bugg, Jr.

                * /s/ BRIAN E. BUTLER                  Director                           May 22, 2000
----------------------------------------------------
                   Brian E. Butler

                                                       Director
-----------------------------------------------------
                     Hal N. Carr

               * /s/ RICHARD L. FINLAY                 Director                           May 22, 2000
----------------------------------------------------
                  Richard L. Finlay

           * /s/ CLARENCE B. FLOWERS, JR.              Director                           May 22, 2000
----------------------------------------------------
              Clarence B. Flowers, Jr.

                      SIGNATURE                                     TITLE                     DATE
                      ---------                                     -----                     ----
                                                                   Director
-----------------------------------------------------
               Frederick W. McTaggart

                * /s/ WILMER PERGANDE                              Director               May 22, 2000
----------------------------------------------------
                   Wilmer Pergande

               * /s/ RAYMOND WHITTAKER                             Director               May 22, 2000
----------------------------------------------------
                  Raymond Whittaker

             * By: /s/ JEFFREY M. PARKER
   -----------------------------------------------
                  Jeffrey M. Parker
                 as Attorney-in-Fact